SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT No. )

Filed by the Registrant  ☑

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Corporate Property Associates 16 – Global Incorporated

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

April 27, 2012

Notice of Annual Meeting of Stockholders

to be Held Wednesday, June 20, 2012

Dear CPA®:16 – Global Stockholder,

On Wednesday, June 20, 2012, Corporate Property Associates 16 – Global Incorporated, a Maryland corporation (“CPA®:16 – Global”), will hold its 2012 Annual Meeting of Stockholders (the “Annual Meeting”) at CPA®:16 – Global’s executive offices, 50 Rockefeller Plaza, New York, New York, 10020. The meeting will begin at 4:00 p.m. local time.

We are holding the Annual Meeting:

•	To consider and vote upon a proposal to elect five Directors to serve until the 2013 annual meeting and until their respective successors are duly elected and qualify;

•

To consider and vote upon a proposal to amend to our charter (our “Charter”) to include provisions regarding voting limitations on CPA®:16 – Global’s shares held by our advisor, Directors and their respective affiliates; and

•	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

THE BOARD OF DIRECTORS OF CPA®:16 – GLOBAL RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES FOR ELECTION AS DIRECTOR AND FOR THE PROPOSAL TO AMEND OUR CHARTER.

Only stockholders of record who owned stock at the close of business on April 23, 2012 are entitled to vote at the Annual Meeting or any adjournment or postponement thereof.

CPA®:16 – Global mailed this Proxy Statement, proxy, and its Annual Report to stockholders on or about May 4, 2012.

By Order of the Board of Directors

SUSAN C. HYDE Managing Director and Secretary

It is important that your shares be represented and voted at the Annual Meeting, whether or not you attend the Annual Meeting. You may authorize your proxy by marking your votes on the enclosed proxy card, signing and dating it and mailing it in the business reply envelope provided. You may also authorize your proxy by telephone or on the Internet by following the instructions on the enclosed proxy card. If you attend the Annual Meeting, you may withdraw your proxy and vote in person.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 20, 2012:

This Proxy Statement and our Annual Report to stockholders are available at www.proxyvoting.com/wpc.

CORPORATE PROPERTY ASSOCIATES 16 – GLOBAL INCORPORATED

PROXY STATEMENT

APRIL 27, 2012

QUESTIONS & ANSWERS

The accompanying proxy is solicited by the Board of Directors of Corporate Property Associates 16 – Global Incorporated, a Maryland corporation, for use at its 2012 annual meeting of stockholders (the “Annual Meeting”) to be held on June 20, 2012 at 50 Rockefeller Plaza, New York, New York, 10020 at 4:00 p.m. local time, or any postponement or adjournment thereof. As used herein, “CPA®:16 – Global,” the “Company,” “we” and “us” refer to Corporate Property Associates 16 – Global Incorporated.

Who is soliciting my proxy?

The Board of Directors of CPA®:16 – Global is sending you this Proxy Statement and enclosed proxy.

Who is entitled to vote at the Annual Meeting?

Stockholders of record of CPA®:16 – Global as of the close of business on April 23, 2012 (the “record date”) are entitled to vote at the Annual Meeting or at any postponement or adjournment of the Annual Meeting.

How many shares may vote?

At the close of business on the record date, CPA®:16 – Global had 201,964,357 shares outstanding and entitled to vote. Every stockholder is entitled to one vote for each share held.

How do I vote?

You may vote your shares either by attending the Annual Meeting or by authorizing a proxy by mail, by telephone or on the Internet. To authorize a proxy, sign and date the enclosed proxy and return it in the enclosed envelope, or follow the instructions on the enclosed proxy for authorizing your proxy by telephone or Internet. If you return your proxy by mail but fail to mark your voting preference, your shares will be voted FOR each of the nominees and FOR the proposal to amend our Charter. We suggest that you return a proxy even if you plan to attend the Annual Meeting.

May I revoke my proxy?

Yes, you may revoke your proxy at any time before the meeting by notifying CPA®:16 – Global’s Secretary, Susan C. Hyde, in writing or authorizing a new proxy, or by voting in person at the Annual Meeting. The mailing address of CPA®:16 – Global is 50 Rockefeller Plaza, New York, New York 10020. You should mail your notice of revocation of proxy to that address.

Will my vote make a difference?

Yes. Your vote is needed to ensure that the proposal can be acted upon. Because we are a widely held company, YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

What is a quorum?

A quorum is the presence, either in person or by proxy, of a majority of the shares entitled to vote at the meeting. There must be a quorum for the meeting to be held. In accordance with Maryland law, abstentions, withholds, and broker non-votes are counted for the purposes of determining the presence or absence of a quorum for the transaction of business. The election inspectors will treat abstentions and non-votes as votes against for purposes of determining the approval of the proposal to amend our Charter. The election inspectors will treat abstentions and non-votes as unvoted for purposes of determining the approval of any other matter submitted to the stockholders for a vote.

What vote is needed to approve the election of each of the nominees as Director and the amendment to our Charter?

The affirmative vote of a majority of all the votes cast at a meeting of stockholders duly called at which a quorum is present is required to elect a Director. The affirmative vote of not less than a majority of the aggregate votes entitled to be cast at a meeting of stockholders duly called at which a quorum is present is required to approve the amendment to our Charter. No stockholder shall have the right to cumulative votes. Unless otherwise required by our Charter or Bylaws or Maryland law, other proposals must also receive the affirmative vote of a majority of all the votes cast at a stockholder meeting at which a quorum is present.

How is my vote counted?

If you properly execute a proxy in the accompanying form, and if we receive it prior to voting at the Annual Meeting, the shares that the proxy represents will be voted in the manner specified on the proxy. If no specification is made, the shares will be voted FOR the nominees for Director, FOR the amendment to our Charter, and as recommended by our Board of Directors with regard to all other matters in its discretion.

Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the Annual Meeting, who will determine whether or not a quorum is present.

How will voting on stockholder proposals be conducted?

We do not know of other matters which are likely to be brought before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, your signed proxy gives authority to the persons named in the enclosed proxy to vote your shares on those matters in accordance with their discretion.

Who will pay the cost for this proxy solicitation and how much will it cost?

CPA®:16 – Global will pay the cost of preparing, assembling and mailing this Proxy Statement, the Notice of Meeting and the enclosed proxy card. In addition to the solicitation of proxies by mail, we may utilize some of the officers and employees of our advisor and affiliate, Carey Asset Management Corp. and/or its affiliates (who will receive no compensation in addition to their regular salaries), to solicit proxies personally and by telephone. Currently, we do not intend to retain a solicitation firm to assist in the solicitation of proxies, but if sufficient proxies are not returned to us, we may retain an outside firm to assist in proxy solicitation for a fee estimated to be $100,000 or less, plus out-of-pocket expenses. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the Proxy Statement to their principals and to request authority for the execution of proxies, and will reimburse such persons for their expenses in so doing.

ELECTION OF DIRECTORS

At the Annual Meeting, you and the other stockholders will elect five Directors, each to hold office until the next Annual Meeting of stockholders and until his or her successor is duly elected and qualifies except in the event of death, resignation or removal. If a nominee is unavailable for election, proxies will be voted for another person nominated by the Board of Directors. Currently, the Board of Directors is unaware of any circumstances which would result in a nominee being unavailable. Except for Trevor P. Bond, each of the nominees is now a member of the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES FOR ELECTION AS DIRECTOR.

AMENDMENT TO OUR CHARTER

At the Annual Meeting, you and the other stockholders will be asked to approve an amendment to our Charter to include provisions limiting the ability of our advisor, Directors and their respective affiliates to vote shares held by them in connection with certain matters, as mandated by the Statement of Policy Regarding Real Estate Investment Trusts published by the North American Securities Administrators Association (the “NASAA REIT Guidelines”). While our current Bylaws contain such provisions, our Charter does not, and under applicable Maryland law, restrictions on the voting rights of shares of stock must be contained in a company’s charter (as opposed to its bylaws) in order to be legally valid. Therefore, we are proposing to amend our Charter in order to include provisions similar to those contained in our Bylaws that are intended to restrict the right of our advisor, Directors and their respective affiliates to vote shares of our stock held by them on matters submitted to our stockholders regarding the removal of our advisor, Directors or any of their respective affiliates or any transaction between us and any of them (collectively, “Related Party Matters”). The proposed amendment further provides that, in determining the requisite percentage in interest of shares of our stock necessary to approve any such Related Party Matter, any shares owned by our advisor, Directors and any of their respective affiliates shall be deemed not entitled to cast votes on the matter and shall not be included in making a determination as to whether any such matter has received the requisite approval of our stockholders.

Our Board of Directors has declared the amendment to our Charter, as described above, advisable and has directed that the proposal to amend our Charter be submitted for consideration at the Annual Meeting. A form of the proposed amendment to our Charter is included as Appendix A to the Proxy Statement. If the proposal to approve the amendment to our Charter is approved by you at the Annual Meeting, the proposed amendment to our Charter described in the proposal will become effective upon the filing of the proposed amendment with, and acceptance for record of the proposed amendment by, the State Department of Assessments and Taxation of Maryland.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE CHARTER.

NOMINATING PROCEDURES

CPA®:16 – Global’s Board of Directors has not designated a separate nominating committee. The Board of Directors does not believe that a separate nominating committee is necessary because the full Board of Directors develops and reviews background information for all candidates for the Board of Directors, including those recommended by stockholders. Pursuant to CPA®:16 – Global’s Bylaws, the Independent Directors act together to evaluate and nominate other Independent Directors. If there are no Independent Directors at a particular time, then Independent Directors shall be nominated by the full Board of Directors. Affiliated Directors (those who are officers or are not otherwise considered independent) similarly act together to evaluate and nominate other Affiliated Directors. If there are no Affiliated Directors, then Affiliated Directors may be nominated by the full Board of Directors.

Any stockholders entitled to vote at any regular or special meeting of stockholders may recommend Director candidates for inclusion by the Board of Directors in the slate of nominees that the Board of Directors recommends to stockholders for election. The qualifications of recommended candidates will be reviewed by the Board of Directors. If the Board of Directors determines to nominate a stockholder-recommended candidate and recommends his or her election as a Director by the stockholders, his or her name will be included in the Proxy Statement and proxy card for the stockholder meeting at which his or her election is recommended.

Assuming that appropriate biographical and background material is provided for Director candidates recommended by stockholders, the Board of Directors will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by members of the Board of Directors or by other persons. The process followed by the Board of Directors to identify and evaluate candidates includes requests to Board of Directors members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Board of Directors. The Board of Directors is authorized to retain advisers and consultants and to compensate them for their services. The Board of Directors did not retain any such advisers or consultants during 2011.

In considering whether to recommend any candidate for inclusion in the Board of Directors’ slate of recommended Director nominees, including candidates recommended by stockholders, the Board of Directors will apply the criteria set forth in our Bylaws and will also consider the candidate’s integrity, business acumen, age, experience, diligence, potential conflicts of interest and the ability to act in the interests of all stockholders. The Board of Directors does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. While we do not have a formal diversity policy, we believe that the backgrounds and qualifications of the Directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board of Directors to fulfill its responsibilities.

Stockholders may nominate individuals for election to the Board of Directors by complying with the notice procedures set forth in our Bylaws. Please see the section titled “Stockholder Communications” for a description of the notice procedures and the address to which such notice should be sent.

The nominating stockholder’s notice must set forth, as to each individual whom the stockholder proposes to nominate for election or re-election as a Director:

•	the name, age, business address and residence address of the person;

•	the principal occupation or employment of the person;

•	the number of shares of CPA®:16 – Global stock beneficially owned by the person; and

•

any other information relating to the person that is required to be disclosed in solicitations for proxies of reelection of Directors pursuant to Securities and Exchange Commission (“SEC”) Rule 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Also, the stockholder giving notice must provide the name and record address of the stockholder and the number of shares beneficially owned by the stockholder.

The Board of Directors may require any proposed nominee to furnish such other information as may reasonably be required by CPA®:16 – Global or the Board of Directors to determine the eligibility of such proposed nominee to serve as a Director. The Board of Directors will consider a recommendation only if appropriate biographical information and background material is provided on a timely basis. The chairman of the meeting of stockholders held for purposes of voting on the proposed nominee’s election shall, if the facts warrant, determine and declare to the stockholders at such meeting that a nomination was not made in accordance with the foregoing procedures. If the chairman should so determine, he or she shall declare that the defective nomination shall be disregarded.

NOMINEES FOR THE BOARD OF DIRECTORS

Unless otherwise specified, proxies will be voted FOR the election of the named nominees. If a nominee is unavailable for election, the Board of Directors may reduce its size or designate a substitute. If a substitute is designated, proxies voting on the original nominee will be cast for the substituted nominee. No circumstances are presently known that would render the nominees unavailable. Except for Trevor P. Bond, each of the nominees is now a member of the Board of Directors.

Detailed biographical and other information on each nominee for election to the Board of Directors is provided below. Following each nominee’s biographical information, we have provided information concerning the particular attributes, experience and/or skills that have led the Board of Directors to determine that each nominee should serve as a Director.

TREVOR P. BOND

Age: 50

Director Nominee

Mr. Bond has served as our Chief Executive Officer since September 2010, having served as our interim Chief Executive Officer since July 2010. He has also served in the same capacity with each of W. P. Carey & Co.

LLC (“WPC”), CPA®:14 (through May 2, 2011, the date CPA®:14 merged with and into CPA 16 Merger Sub, Inc., one of our consolidated subsidiaries (the “Merger”)), CPA®:15, and CPA®:17 – Global since September 2010 after serving as interim Chief Executive Officer since July 2010. Mr. Bond has served as a Director of WPC since April 2007 and as its President since September 2010, and he served as a Director and a member of the Audit Committee of the Company, CPA®:14 and CPA®:15 from February 2005 to April 2007. Until his appointment as interim Chief Executive Officer of WPC, Mr. Bond was a member of the Investment Committee of Carey Asset Management Corp., which, together with its affiliates, serves as our advisor. Since September 2010, Mr. Bond has also served as Chairman of the Board of Directors of Carey Watermark Investors Incorporated (“CWI”), a publicly owned, non-listed real estate investment trust sponsored by WPC. Mr. Bond has been the managing member of a private investment vehicle investing in real estate limited partnerships, Maidstone Investment Co., LLC, since 2002. He served in several management capacities for Credit Suisse First Boston (“CSFB”), from 1992 to 2002, including: co-founder of CSFB’s Real Estate Equity Group, which managed approximately $3 billion of real estate assets; founding team member of Praedium Recovery Fund, a $100 million fund managing distressed real estate and mortgage debt; and as a member of the Principal Transactions Group managing $100 million of distressed mortgage debt. Prior to CSFB, Mr. Bond served as an associate to the real estate and finance departments of Tishman Realty & Construction Co. and Goldman, Sachs & Co. in New York. Mr. Bond also founded and managed an international trading company from 1985 to 1987 that sourced industrial products in China for U.S. manufacturers. Mr. Bond’s qualifications for service on our Board include his knowledge of our business and our assets gained in his capacity as the Chief Executive Officer of our advisor and his former service on our Board of Directors and as a director of WPC, CPA®:14 and CPA®:15, as well as over 25 years of real estate experience in several sectors, including finance, development, investment and asset management, across a range of property types. Mr. Bond received an M.B.A. from Harvard University.

MARSHALL E. BLUME*

Age: 71

Director Since: 2011

Dr. Blume serves as an Independent Director and a member of the Audit Committee of the Board of Directors, having previously served in those capacities from April 2007 to April 2008 and again from June 2009 to July 2010. Dr. Blume has also served as an Independent Director and a member of the Audit Committees of CPA®:15 since June 2011 (having previously served in those capacities from April 2007 to June 2009) and CPA®:17—Global since June 2008. Dr. Blume had also served as an Independent Director and a member of the Audit Committee of CPA®:14 from April 2007 through the date of the Merger. Dr. Blume is the Howard Butcher III Professor, Emeritus, of Financial Management at the Wharton School of the University of Pennsylvania and Director Emeritus of the Rodney L. White Center for Financial Research, also at the Wharton School. Dr. Blume has been associated with the Wharton School since 1967. Dr. Blume has also been a partner in Prudent Management Associates, a registered investment advisory firm, since 1982, and Chairman and President of Marshall E. Blume, Inc., a consulting firm, for over 25 years. He is an Associate Editor of the Journal of Fixed Income and the Journal of Portfolio Management. He is currently a member of the Board of Managers of the Measey Foundation, which is dedicated to the support of medical education in the Philadelphia area. He is a member of the Board of Managers, Episcopal Church, Eastern Diocese, the Shadow Financial Regulatory Committee and the Financial Economist Roundtable. Dr. Blume is a former trustee of Trinity College (Hartford) and the Rosemont School. Dr. Blume received his S.B. from Trinity College, and both his M.B.A. and Ph.D. from the University of Chicago. Dr. Blume’s qualifications for service on our Board include his distinguished academic career at a leading educational institution, his expertise in the field of economics and finance and his involvement in several charitable and industry organizations.

ELIZABETH P. MUNSON*

Age: 55

Director Since: 2004

Ms. Munson serves as an Independent Director and as a member of the Audit Committee of the Board of Directors. Ms. Munson has also served as an Independent Director and a member of the Audit Committees of

CPA®:15 since April 2003 and CPA®:17 – Global since October 2007. Ms. Munson had also served as an Independent Director and member of the Audit Committee of CPA®:14 from December 2006 to September 2007, having previously served in those capacities from April 2002 to December 2003. Ms. Munson is the Chairman of the Board of Directors and President of Rockefeller Trust Company, N.A. and The Rockefeller Trust Company (Delaware), having joined those companies in June 2001. Ms. Munson is also a Managing Director of, and head of Wealth Management Services for, Rockefeller & Co. Prior to joining Rockefeller, she was a partner in the Private Clients Group of White & Case LLP from January 1993 to June 2001 and an associate at White & Case LLP from October 1983. Ms. Munson is a member of the Board of Managers, Vice President and Secretary of Episcopal Social Services, New York, New York, a member of the Board of Directors and President of United Neighbors of East Midtown, New York, New York, a member of the Board of Directors and Secretary of Friends of WWB/USA Inc., New York, New York, a member of the Board of Directors of the Cancer Schmancer Foundation, New York, New York, and a member of the Board of Directors of Lenox Hill Neighborhood House, New York, New York. Ms. Munson received her B.A. from Yale University, her J.D. from Harvard University and her Masters in Tax Law from New York University. Ms. Munson’s qualifications for service on our Board include her executive experience with a leading investment and wealth management firm, her prior legal experience and her involvement in several charitable organizations.

RICHARD J. PINOLA*

Age: 66

Director Since: 2006

Mr. Pinola serves as an Independent Director and Chairman of the Audit Committee of the Board of Directors. He has also served as Lead Independent Director of the Board of Directors since June 2011. He has also served as an Independent Director and Chairman of the Audit Committee of the Board of Directors of CPA®:15 from August 2006 to September 2007 and has served as an Independent Director and a member of the Audit Committee of the Board of Directors of CPA®:15 again since June 2008 (Chairman of the Committee since August 2009) and as an Independent Director and a member of the Audit Committee of CPA®:17 – Global since July 2010 (having previously served in those capacities, including as Chairman of the Committee from October 2007 to June 2009) and as Lead Independent Director since June 2011. Mr. Pinola had also served as an Independent Director and a member of the Audit Committee of CPA®:14 from June 2009 to July 2010 (having previously served in those capacities, including as Chairman of the Committee, from July 2006 to April 2008). Mr. Pinola served as Chief Executive Officer and Chairman of Right Management Consultants from 1994 through 2004. He served as a Director of the company from 1990 and as CEO from 1992 until Right Management was purchased by Manpower Inc. Prior to joining Right Management Consultants, Mr. Pinola was President and Chief Operating Officer of Penn Mutual Life Insurance Company, an $8 billion diversified financial service firm. He was also a CPA with PriceWaterhouse & Co. (now PricewaterhouseCoopers). Mr. Pinola is a Director of Kenexa Inc. and Bankrate.com, having previously served in that capacity from October 2004 to September 2009. Mr. Pinola also served as a Director of K-Tron International from 1994 to April 2010 and Nobel Learning Communities from October 2004 to August 2011. He is also on the Boards of the Visiting Nurses Association and King’s College. He has also served on the boards of directors of the American Lung Association, Janney Montgomery Scott LLC, the Life Office Management Association and the Horsham Clinic. Mr. Pinola was the Founder and Director of The Living Wills Archive Company and a Founder and board member of the Mutual Association for Professional Services. Mr. Pinola received his B.S. in Accounting from King’s College. Mr. Pinola’s qualifications for service on our Board include his extensive executive experience, his knowledge of accounting and his involvement in several charitable organizations.

JAMES D. PRICE*

Age: 73

Director Since: 2011

Mr. Price serves as an Independent Director and as a member of the Audit Committee of the Board of Directors, having previously served in those capacities from September 2005 to September 2007. He has also served as an Independent Director and a member of the Audit Committees of CPA®:15 since June 2006

(Chairman of the Committee from September 2007 to August 2009) and CPA®:17 – Global since October 2007 (Chairman of the Committee since August 2009). Mr. Price has also served as Lead Independent Director of the Board of Directors of CPA®:15 since March 2007. He had also served as an Independent Director and a member of the Audit Committee of CPA®:14 from September 2005 to April 2006 and again from December 2006 through the date of the Merger, having served as Chairman since April 2008. Mr. Price has over 40 years of real estate experience in the U.S. and foreign markets, including significant experience in structuring mortgage loans, leveraged leases, credit leases and securitizations involving commercial and industrial real estate. He is the President of Price & Marshall, Inc., a corporate equipment and real estate financing boutique which he founded in 1993. From March 1990 to October 1993, he worked at Bear Stearns & Co., Inc., where he structured and negotiated securitizations of commercial mortgages and corporate financings of real and personal property. From March 1985 to March 1990, he served as a Managing Director at Drexel Burnham Lambert Incorporated and as an Executive Vice President at DBL Realty, its real estate division. He also served in various capacities at Merrill Lynch & Co., including serving as manager of the Private Placement Department from 1970 to 1980, as a founder of Merrill Lynch Leasing, Inc. in 1976 and as Chairman of the Merrill Lynch Leasing, Inc. Investment Committee from 1976 to 1982. He is also on the Board of Advisors of the Harry Ransom Center at the University of Texas in Austin. Mr. Price received his B.A. from Syracuse University and his M.B.A. from Columbia University. Mr. Price’s qualifications for service on our Board include his extensive experience in corporate real estate financing and sale-leaseback transactions in the U.S. and foreign markets.

*	Independent Director

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

MARK J. DECESARIS

Age: 53

Mr. DeCesaris has served as Chief Financial Officer since July 2010. He has also served in the same capacity with each of WPC, CPA®:15, and CPA®:17 – Global since July 2010, having previously served as Acting Chief Financial Officer since November 2005 and of CPA®:17 – Global since October 2007. He served in similar capacities with CPA®:14 from November 2005 through the date of the Merger. He has also served as Chief Administrative Officer and Managing Director of WPC and each of the CPA® REITs since November 2005 (and of CPA®:17 – Global since October 2007). Mr. DeCesaris has also served as Chief Financial Officer of CWI since March 2008 and as its Chief Administrative Officer since September 2010. Mr. DeCesaris had previously been a consultant to WPC’s Finance Department since May 2005. Prior to joining WPC, from 2003 to 2004 Mr. DeCesaris was Executive Vice President for Southern Union Company, a natural gas energy company publicly traded on the New York Stock Exchange, where his responsibilities included overseeing the integration of acquisitions and developing and implementing a shared service organization to reduce annual operating costs. From 1999 to 2003, he was Senior Vice President for Penn Millers Insurance Company, a property and casualty insurance company where he served as President and Chief Operating Officer of Penn Software, a subsidiary of Penn Millers Insurance. From 1994 to 1999, he was President and Chief Executive Officer of System One Solutions, a business consulting firm that he founded. Mr. DeCesaris is a licensed Certified Public Accountant and started his career with Coopers & Lybrand in Philadelphia. He graduated from King’s College with a B.S. in Accounting and a B.S. in Informational Technology. He currently serves as Vice Chairman of the Board of Trustees of King’s College and as a member of the Board of Trustees of the Chilton Memorial Hospital Foundation, and he is a member of the American Institute of Certified Public Accountants.

JOHN D. MILLER

Age: 67

Mr. Miller has served as Chief Investment Officer since 2005. He has also served in the same capacity with each of WPC and CPA®:15 since 2005 and of CPA®:17 – Global since October 2007. Mr. Miller joined WPC in 2004 as Vice Chairman of Carey Asset Management. He also served as Chief Investment Officer of CPA®:14 from 2005 through the date of the Merger. Mr. Miller was a Co-founder of StarVest Partners, L.P., a technology oriented venture capital fund. Mr. Miller continues to retain a Non-Managing Member interest in StarVest. From 1995 to 1998, he served as President of Rothschild Ventures Inc., the private investment unit of Rothschild North America. Prior to joining Rothschild in 1995, he held positions at two private equity firms, Credit Suisse First Boston’s Clipper group and Starplough Inc., an affiliate of Rosecliff. Mr. Miller previously served in investment positions at the Equitable Capital Management Corporation, including serving as President, Chief Executive Officer, and head of its corporate finance department. He currently serves on the Board of Circle Entertainment Inc. and Function (X), Inc. He received his B.S. from the University of Utah and an M.B.A. from the University of Santa Clara.

GINO SABATINI

Age: 43

Mr. Sabatini has served as President of the Company since May 2011. Mr. Sabatini joined WPC in June 2000. Since then, he has served in various capacities at WPC, and at its affiliated CPA® REITs series of funds, and is currently the Co-Head of Global Investments and Managing Director. He also serves as Managing Director of CPA®:15 and CPA®:17 – Global. Mr. Sabatini had previously served as President of CPA®:14 from January 2010 through the date of the Merger. Mr. Sabatini graduated in 1991 from the University of Pennsylvania where he was enrolled in the Management and Technology program and he received a B.S. in Mechanical Engineering from the Engineering School and a B.S. in Economics from the Wharton School. In 2000, he received an M.B.A. from Harvard Business School.

THOMAS E. ZACHARIAS

Age: 58

Mr. Zacharias has served as Chief Operating Officer and Managing Director since May 2011, having previously served as President from June 2003 through the date of the Merger. He has also served as Chief Operating Officer and Managing Director of each of WPC since 2002 (Chief Operating Officer since 2005), CPA®:15 since 2005, CPA®:17 – Global since October 2007, and CPA®:14 from 2005 through the date of the Merger. Mr. Zacharias joined WPC in 2002 and is head of the Asset Management Department. Mr. Zacharias previously served as an Independent Director of CPA®:14 from 1997 to 2001 and CPA®:15 in 2001. Mr. Zacharias has also served as Chief Operating Officer of CWI since September 2010. Prior to joining WPC, Mr. Zacharias was a Senior Vice President of MetroNexus North America, a Morgan Stanley Real Estate Funds Enterprise. Prior to joining MetroNexus in 2000, Mr. Zacharias was a Principal at Lend Lease Development U.S., a subsidiary of Lend Lease Corporation, a global real estate investment management company. Between 1981 and 1998, Mr. Zacharias was a senior officer at Corporate Property Investors, which at the time of its merger into Simon Property Group in 1998 was one of the largest private equity REITs in the U.S. Mr. Zacharias received his undergraduate degree, magna cum laude, from Princeton University in 1976 and a Masters in Business Administration from Yale School of Management in 1979. He is a member of the Urban Land Institute, International Council of Shopping Centers and NAREIT, and served as a Trustee of Groton School in Groton, Massachusetts between 2003 and 2007.

AUDIT COMMITTEE MATTERS

Audit Committee

Our Board of Directors has established a standing Audit Committee. The Audit Committee meets on a regular basis at least quarterly and throughout the year as necessary. The Audit Committee’s primary function is to assist the Board of Directors in monitoring the integrity of our financial statements, the compliance with legal and regulatory requirements and independence qualifications and performance of our internal audit function and Independent Registered Public Accounting Firm, all in accordance with the Audit Committee charter. The Directors who serve on the Audit Committee are all “independent” as defined in our Bylaws and the New York Stock Exchange listing standards and applicable rules of the SEC. The Audit Committee is currently comprised of Marshall E. Blume, Elizabeth P. Munson, Richard J. Pinola (Chairman) and James D. Price. Our Board of Directors has determined that Mr. Pinola, an Independent Director, is a “financial expert” as defined in Item 407 of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”). Our Board of Directors has adopted a formal written charter for the Audit Committee, which can be found on our website (www.cpa16global.com) in the “Corporate Governance” section.

REPORT OF THE AUDIT COMMITTEE

The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any previous or future filings under the Securities Act or the Exchange Act except to the extent that we incorporate it by specific reference.

The Audit Committee reports as follows with respect to the audit of CPA®:16 – Global’s fiscal 2011 audited financial statements.

The Audit Committee held four regularly scheduled quarterly meetings and five additional meetings during 2011.

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2011 with the management of CPA®:16 – Global.

Management is responsible for the financial reporting process and preparation of the quarterly and annual consolidated financial statements, including maintaining a system of internal controls over financial reporting and disclosure controls and procedures. The Audit Committee is directly responsible for the appointment, compensation, retention, oversight and termination of the Company’s outside or external auditors, PricewaterhouseCoopers LLP, an Independent Registered Public Accounting Firm. The Independent Registered Public Accounting Firm is responsible for auditing the annual consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States. The Audit Committee reviews the performance of the Company’s internal audit function and the qualification of its audit personnel. The Audit Committee does not prepare financial statements or conduct audits.

The Audit Committee has discussed with the Independent Registered Public Accounting Firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board, or PCAOB, in Rule 3200T. The Audit Committee has received written disclosures and the letter from the Independent Registered Public Accounting Firm required by the applicable requirements of the PCAOB regarding the Independent Registered Public Accounting Firm’s communication with the Committee concerning independence and has discussed with the Independent Registered Public Accounting Firm its independence from CPA®:16 – Global and its affiliates. Based on review and discussions of CPA®:16 – Global’s audited financial statements with management and discussions with the Independent Registered Public Accounting Firm, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2011 be included in the Annual Report on Form 10-K for filing with the SEC.

Submitted by the Audit Committee:

Richard J. Pinola, Chairman
Marshall E. Blume
Elizabeth P. Munson
James D. Price

Fees Billed By PricewaterhouseCoopers LLP During Fiscal Years 2011 and 2010

The following table sets forth the approximate aggregate fees billed to CPA®:16 – Global during fiscal years 2011 and 2010 by PricewaterhouseCoopers LLP, categorized in accordance with SEC definitions and rules:

	2011	2010
Audit Fees(1)	$1,750,666	$935,929
Audit Related Fee(2)	0	0
Tax Fees(3)	30,631	0
All Other Fees	0	0

Total Fees	$1,781,297	$935,929

(1)

Audit Fees: This category consists of fees for professional services rendered for the audits of CPA®:16 – Global’s audited 2011 and 2010 financial statements and the review of the financial statements included in the Quarterly Reports on Form 10-Q for the quarter ended March 31, June 30, and September 30 for each of the 2011 and 2010 fiscal years and other audit services.

(2)

Audit Related Fees: This category consists of audit related services performed by PricewaterhouseCoopers LLP. No fees were billed for assurance and audit related services rendered by PricewaterhouseCoopers LLP for the fiscal years ended 2011 and 2010.

(3)	Tax Fees: This category consists of fees billed to CPA®:16 – Global by PricewaterhouseCoopers LLP for tax compliance and consultation services.

Pre-Approval By Audit Committee

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the Independent Registered Public Accounting Firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services. The Independent Registered Public Accounting Firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the Independent Registered Public Accounting Firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

If a non-audit service is required before the Audit Committee’s next scheduled meeting, the Committee has delegated to its Chairman, Mr. Pinola, the authority to approve such services on its behalf, provided that such action is reported to the Committee at its next meeting.

BOARD’S ROLE IN RISK OVERSIGHT AND ITS LEADERSHIP STRUCTURE

Our advisor is charged with assessing and managing risks associated with our business on a day-to-day basis. We rely on our advisor’s internal processes to identify, manage and mitigate material risks and to communicate with our Board of Directors. The Board’s role is to oversee the advisor’s execution of these responsibilities and to assess the advisor’s approach to risk management on our behalf. The Board exercises this role periodically as part of its regular meetings and through meetings of its Audit Committee. The Board and the Audit Committee receive reports at their regular meetings from representatives of our advisor on areas of material risk to CPA®:16 – Global, including operational, financial, legal, regulatory, strategic and reputational risk, in order to review and understand risk identification, risk management and risk mitigation strategies.

On January 2, 2012, our Chairman, Wm. Polk Carey, passed away. As of the date of this proxy statement, our Board of Directors has not named anyone to fill the vacancy. During 2011, we maintained separate roles for our Chairman of the Board and Chief Executive Officer in recognition of the differences between the two roles. Our Chief Executive Officer, who is also the Chief Executive Officer of our advisor, has the general responsibility for implementing our policies and for the management of our business and affairs, while our Chairman of the Board presided over meetings of the full Board and provided critical thinking with respect to our strategy and performance. Our independent directors meet regularly in executive session and maintain an open line of communication with our Chief Executive Officer. Because our Chairman was not independent under applicable rules promulgated by the SEC, our Board appointed Richard J. Pinola as lead independent director of the Board. Our Board believes that Mr. Pinola is well suited for leading independent sessions of the Board in this capacity based on his extensive executive experience. Since the date of Mr. Carey’s passing, Mr. Pinola has also chaired meetings of the Board of Directors in his capacity as Lead Independent Director.

BOARD MEETINGS AND DIRECTORS’ ATTENDANCE

There were four regular Board meetings, four additional Board meetings, and nine Audit Committee meetings held in 2011, and each Director attended at least seventy-five percent of the aggregate Audit Committee meetings and Board meetings held while he or she was a Director. The Board of Directors of CPA®:16 – Global does not have a standing nominating or compensation committee. Although there is no specific policy regarding Director attendance at meetings of stockholders, Directors are invited and encouraged to attend. All Directors attended the annual meeting of stockholders held on June 15, 2011.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS — FISCAL 2011

We have no employees. Day-to-day management functions are performed by Carey Asset Management Corp. or its affiliates (collectively, our “advisor”). During 2011, we did not pay any compensation to our Executive Officers. We have not paid, and do not intend to pay, any annual compensation to our Executive Officers for their services as officers; however, we reimburse our advisor for the services of its personnel, including those who serve as our officers pursuant to the advisory agreement. Please see the section titled “Certain Relationships and Related Transactions” for a description of the contractual arrangements between us and our advisor and its affiliates.

In 2010, CPA®:16 – Global’s Board of Directors retained Towers Watson & Co. (“Towers Watson”), a compensation consulting firm that acts as the independent compensation consultant to the Compensation Committee of the Board of Directors of our advisor, to conduct a peer group analysis on director compensation programs, to provide information and observations regarding current pay practices, and to provide its recommendations for the director compensation program of CPA®:16 – Global, as well as the other CPA® REITs, based on its evaluation and analysis.

Based on the recommendations of Towers Watson, our Board of Directors determined that, effective as of the date of the 2011 Annual Meeting, the compensation CPA®:16 – Global pays to each of its Directors who are not officers an annual cash retainer of $25,000, and an additional annual cash retainer of $10,000 for the Chairman of the Audit Committee, $1,000 for attendance, in person or by phone, at each regular quarterly board meeting and full board and committee meetings, and an annual grant of $13,500 of shares of our common stock, valued based upon the most recently published estimated net asset value per share of our common stock. In 2011, from January 1 through June 15, which was the date of our 2011 Annual Meeting, CPA®:16 – Global paid our Directors who are not officers an annual cash retainer of $19,333, an additional annual cash retainer of $6,000 for the Chairman of the Audit Committee and $1,000 for in-person attendance at each regular quarterly board meeting. Mr. Carey, the former Chairman of the Board of Directors, did not receive compensation for serving as a Director during 2011.

Director	Fees Earned or Paid in Cash	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Marshall E. Blume	$15,500	$13,500	$237	$29,237
Elizabeth P. Munson	29,167	13,500	237	42,904
Richard J. Pinola	38,167	13,500	237	51,904
James D. Price	16,500	13,500	237	30,237

(1)

Amounts in the “Stock Awards” column reflect the aggregate grant date fair value of awards of shares of our common stock granted for 2011, computed in accordance with Financial Accounting Standards Board

Accounting Standards Codification Topic 718, Compensation — Stock Compensation (“FASB ASC Topic 718”), related to the annual grant of $13,500 of shares of our common stock on July 1, 2011. The grant date fair values of awards were calculated by multiplying the number of shares granted by our estimated net asset value per share of $8.90 on that date.
(2)	All Other Compensation reflects dividends paid on the stock awards set forth in the table.

BOARD REPORT ON EXECUTIVE COMPENSATION

SEC regulations require the disclosure of the compensation policies applicable to Executive Officers in the form of a report by the compensation committee of the Board of Directors (or a report of the full Board of Directors in the absence of a compensation committee). As noted above, CPA®:16 – Global has no employees and pays no direct compensation. As a result, CPA®:16 – Global has no compensation committee and the Board of Directors has not considered a compensation policy for employees and has not included a report with this Proxy Statement. Pursuant to the advisory agreement, CPA®:16 – Global reimbursed our advisor, an affiliate of WPC, for CPA®:16 – Global’s proportional share of the cost incurred by affiliates of WPC in paying Wm. Polk Carey in connection with his services on behalf of the Company, other than as a Director, and in paying Trevor P. Bond in connection with his services on behalf of the Company during 2011. Please see the section titled “Certain Relationships and Related Transactions” for additional details regarding reimbursements to WPC and its affiliates.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

As noted above, CPA®:16 – Global’s Board of Directors has not appointed a compensation committee. None of the members of CPA®:16 – Global’s Board of Directors are involved in a relationship requiring disclosure as an interlocking Executive Officer/Director or under Item 404 of Regulation S-K or as a former officer or employee of CPA®:16 – Global.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

“Beneficial Ownership” as used herein has been determined in accordance with the rules and regulations of the SEC and is not to be construed as a representation that any of such shares are in fact beneficially owned by any person. Other than as described in the table below, we know of no stockholder who beneficially owned more than 5% of the outstanding shares.

The following table shows how many shares of CPA®:16 – Global’s common stock were owned, as of the record date, by the Directors, Director Nominees and Named Executive Officers, which under SEC Regulations consists of our Chief Executive Officer and our Chief Financial Officer. Directors, Director Nominees and Named Executive Officers who owned no shares are not listed in the table. The business address of the Directors, Director Nominees and Named Executive Officers listed below is the address of our principal executive office, 50 Rockefeller Plaza, New York, NY 10020.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class
W. P. Carey & Co. LLC (1)	36,385,916	18%
Trevor P. Bond	1	*
Marshall E. Blume	8,369	*
Elizabeth P. Munson	8,158	*
James D. Price	6,552	*
Richard J. Pinola	21,267	*
All Directors and Executive Officers as a Group (9 Individuals)	49,309	*

*	Less than 1%.
(1)

Includes 8,178,584 shares owned by Carey Asset Management Corp., 170,043 shares owned by W. P. Carey International LLC and 28,037,289 shares owned by Carey REIT II, Inc. The business address of W.P. Carey & Co. LLC is 50 Rockefeller Plaza, New York, NY 10020.

CODE OF ETHICS

CPA®:16 – Global’s Board of Directors has adopted a Code of Ethics that sets forth the standards of business conduct and ethics applicable to all of our employees, including our Executive Officers and Directors. This code is available on the Company’s website (www.cpa16global.com) in the “Corporate Governance” section. We also intend to post amendments to or waivers from the Code of Ethics at this location on the website.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Trevor P. Bond is a nominee to our Board of Directors and the Chief Executive Officer of WPC, the parent company of Carey Asset Management Corp. which, together with its affiliates, serves as our advisor. During 2011, we retained our advisor to provide advisory services in connection with identifying, evaluating, negotiating, financing, purchasing and disposing of investments and performing day-to-day management services and certain administrative duties for us pursuant to an advisory agreement. The advisor earns asset management and other fees, and an affiliate of the advisor holds a membership interest in our operating partnership subsidiary entitling the affiliate to certain cash distributions. Fees and operating partnership distributions are payable in cash or shares of our common stock at the option of the advisor and its affiliate.

During 2011, we paid the advisor $16.9 million in asset management fees, $1.9 million in deferred acquisition fees and $0.6 million in mortgage refinancing fees. As of December 31, 2011, we accrued $3.4 million of unpaid deferred acquisition fees and $1.1 million of subordinated disposition fees payable to our advisor. Deferred acquisition fees are paid in equal installments over three years and bear interest at 5% per year until paid. Subordinated disposition fees can only be paid to the advisor after our stockholders receive 100% of their initial investment from the proceeds of asset sales and a cumulative annual return of 6% (based on an initial share price of $10) since our inception. Our operating partnership paid $6.2 million in distributions of available cash to an affiliate of our advisor pursuant to the operating agreement of our operating partnership. For a description of fees paid and distributions made in connection with the Merger, see the section titled “—The Merger and the UPREIT Reorganization” below.

We own interests in property-owning entities ranging from 25% to 90%, as well as a jointly-controlled tenancy-in-common interest in properties, with the remaining interests held by other CPA® REITs and affiliates of our advisor.

Because we do not have our own employees, the advisor employs, directly and through its affiliates, our officers and other personnel to provide services to us, including our Executive Officers. During 2011, $5.5 million was paid to the advisor or its affiliates by us to cover such personnel expenses, which amount includes both cash compensation and employee benefits. In addition, pursuant to a cost-sharing arrangement among the CPA® REITs, the advisor and other affiliates of the advisor, we pay our proportionate share, based on adjusted revenues, of office rental expenses and of certain other overhead expenses. Under this arrangement, our share of office rental expenses for 2011 was $1.1 million.

The Merger and the UPREIT Reorganization

On May 2, 2011, the Merger occurred pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 13, 2010, with CPA®:14, WPC and certain of their subsidiaries, which entitled stockholders of CPA®:14 to receive $10.50 per share after giving effect to a $1.00 per share special cash distribution funded by CPA®:14.

For each share of CPA®:14 stock owned, CPA®:14 stockholders received, at their election, either (i) $10.50 in cash or (ii) 1.1932 shares of CPA®:16 – Global, collectively the “Merger Consideration.” We paid the Merger Consideration of $954.6 million, including the payment of $444.0 million in cash to liquidating stockholders and the issuance of 57,365,145 shares of common stock with a fair value of $510.5 million on the date of closing to stockholders of CPA®:14 in exchange for 48,076,723 shares of CPA®:14 common stock. The $1.00 per share special cash distribution, totaling $90.4 million in the aggregate, was funded from the proceeds of properties sold by CPA®:14 in connection with the Merger. In order to fund the Merger Consideration, we utilized a portion of the $302.0 million of available cash drawn under a new line of credit and $121.0 million in cash we received from WPC in return for the issuance of 13,750,000 shares of our common stock. Immediately after giving effect to the Merger, subsidiaries of WPC collectively owned approximately 17.5% of our outstanding common stock, which excludes its membership interest in our operating partnership. The assets we acquired and liabilities we assumed in the Merger exclude certain sales made in connection with the Merger by CPA®:14 of equity interests in entities that owned six properties to CPA®:17 – Global and WPC, for an aggregate of $89.5 million in cash plus the assumption of related indebtedness.

In connection with the Merger, the advisor waived any acquisition fees payable by us under the advisory agreement in respect of the properties acquired in the Merger and also waived any disposition fees that may subsequently be payable by us upon a sale of such assets. As the advisor to CPA®:14, the advisor also earned acquisition fees related to those properties acquired by CPA®:14 and disposition fees on those properties upon the liquidation of CPA®:14 and, as a result, we and the advisor agreed that the advisor should not receive fees upon the acquisition or disposition of the same properties by us. The advisor received fees totaling approximately $46.4 million from CPA®:14 in connection with the Merger and the CPA®:14 asset sales, $31.2 million of which was paid in shares of CPA®:14 common stock at a price per share equal to $10.50. In addition, CPA®:14’s advisor received approximately $6.1 million in fees that had accrued but were not yet paid under the advisory agreement.

Immediately following the Merger on May 2, 2011, we completed an internal reorganization whereby we formed an umbrella partnership real estate investment trust (an “UPREIT,” and the reorganization, the “UPREIT Reorganization”), which was approved by our stockholders in connection with the Merger. In connection with the UPREIT Reorganization, we contributed substantially all of our assets and liabilities to CPA 16 LLC, a newly formed Delaware limited liability company subsidiary (the “operating partnership”), in exchange for a managing member interest and units of membership interest in the operating partnership, which together represent a 99.985% capital interest of the “Managing Member” (representing our stockholders’ interest). Carey REIT III, Inc., a subsidiary of WPC, acquired a special membership interest of 0.015% in the Operating Partnership entitling it to receive certain profit allocations and cash distributions.

Policies and Procedures With Respect to Related Party Transactions

Our Bylaws generally provide that all of the transactions that we enter into with our “affiliates,” such as our Directors, Officers, advisor and their respective affiliates, must be, after disclosure of such affiliation, approved or ratified by a majority of our independent Directors and a majority of the Directors who are not otherwise interested in the transaction. In addition, such Directors and Independent Directors must determine that (1) the transaction is in all respects on such terms as, at the time of the transaction and under the circumstances then prevailing, fair and reasonable to our stockholders and (2) the terms of such transaction are at least as favorable as the terms then prevailing for comparable transactions made on an arm’s-length basis.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires that Directors, Executive Officers and persons who are the beneficial owners of more than 10% of our shares file reports of their ownership and changes in ownership of our shares with the SEC and to furnish us with copies of all such Section 16 reports that they file. Based upon a review of the copies of such reports furnished to us as filed with the SEC and other written representations that no other reports were required to be filed during the year, CPA®:16 – Global believes that our Directors, Executive Officers and beneficial owners of 10% or more of our stock were in compliance with the reporting requirements of Section 16(a) during 2011.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

From CPA®:16 – Global’s inception, we have engaged the firm of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm. The Audit Committee has approved the engagement of

PricewaterhouseCoopers LLP as the Company’s auditors for 2012. PricewaterhouseCoopers LLP also serves as auditor for each of WPC, CPA®:15 and CPA®:17- Global, and served as the auditor for CPA®:14 through the date of the Merger.

A representative of PricewaterhouseCoopers LLP will be available at the Annual Meeting to make a statement, if he or she desires to do so, and to respond to appropriate questions from stockholders.

STOCKHOLDER COMMUNICATIONS

The Board of Directors will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Absent unusual circumstances or as contemplated by committee charters and subject to any required assistance or advice from legal counsel, Ms. Susan C. Hyde, Director of Investor Relations, is primarily responsible for monitoring communications from stockholders and for providing copies or summaries of such communications to the Directors as she considers appropriate. This monitoring process has been approved by our Independent Directors.

We must receive at our principal executive offices any proposal that a stockholder intends to present at CPA®:16 – Global’s 2013 Annual Meeting no later than December 31, 2012 in order to be included in CPA®:16 – Global’s Proxy Statement and form of proxy relating to the 2013 Annual Meeting pursuant to SEC Rule 14a-8 under the Exchange Act.

Under our current charter, all stockholder proposals to be presented in connection with the 2013 Annual Meeting of stockholders, other than proposals submitted pursuant to SEC Rule 14a-8 of the Exchange Act, must be received by CPA®:16 – Global’s Secretary not fewer than 120 days before the scheduled date of the 2013 Annual Meeting. In addition, any stockholder wishing to nominate a Director at the 2013 Annual Meeting must provide timely written notice of such nomination, to CPA®:16 – Global’s Secretary, as set forth in our Bylaws. Under our current Bylaws, a stockholder’s notice regarding a nomination shall be timely if it is delivered to, or mailed and received at, the principal office of CPA®:16 – Global not less than 30 days nor more than 60 days prior to the 2013 Annual Meeting. Thus, if the 2013 Annual Meeting were to occur on June 20, 2013, then stockholder proposals must be received by February 20, 2013 and any stockholder’s notice of a Director nomination must be received not earlier than April 21, 2013, nor later than May 21, 2013. However, if fewer than 40 days’ notice or prior public disclosure of the date of the annual meeting is given or made to the stockholder, notice by the stockholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date of the 2013 Annual Meeting was mailed or such public disclosure was made. Our Secretary will provide a copy of our Bylaws upon written request and without charge.

Stockholders and other interested persons who wish to send communications on any topic to the Board of Directors should address such communications in care of Ms. Susan C. Hyde, Director of Investor Relations, at W. P. Carey & Co. LLC, 50 Rockefeller Plaza, New York, NY 10020.

Appendix A

CORPORATE PROPERTY ASSOCIATES 16 — GLOBAL INCORPORATED

ARTICLES OF AMENDMENT

Corporate Property Associates 16 — Global Incorporated, a Maryland corporation (the “Company”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The charter of the Company (the “Charter”) is hereby amended by adding a new subsection (e) to Article VIII as follows:

“(e) With respect to Shares owned by the Advisor, any Director, or any of their Affiliates, neither the Advisor, nor such Director(s), nor any of their Affiliates may vote or consent on matters submitted to the Shareholders regarding the removal of the Advisor, such Director(s) or any of their Affiliates or any transaction between the Company and any of them. In determining the requisite percentage in interest of Shares necessary to approve a matter on which the Advisor, such Director(s) and any of their Affiliates may not vote or consent, any Shares owned by any of them shall be deemed not entitled to cast votes on the matter and shall not be included in making such determination.”

SECOND: The amendment to the Charter as set forth above has been duly advised by the board of directors of the Company and approved by the stockholders of the Company as required by law.

The undersigned Chief Financial Officer of the Company acknowledges these Articles of Amendment to be the corporate act of the Company and, as to all matters or facts required to be verified under oath, the undersigned Chief Financial Officer acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused these Articles of Amendment to be executed in its name and on its behalf by its Chief Financial Officer and attested by its Secretary on this              day of             , 2012.

ATTEST:	CORPORATION PROPERTY ASSOCIATES 16 — GLOBAL INCORPORATED

Susan C. Hyde Secretary	Mark J. DeCesaris Chief Financial Officer

The Board of Directors recommends a vote “FOR” all nominees.

For With-hold For All Except Please mark your votes as indicated in this example

1. Election of Directors to serve until the 2013 annual meeting and until their respective successors are duly elected and qualify:

The Board of Directors recommends a vote “FOR” the charter amendment.

2. Amend our charter to include provisions regarding voting limitations on our advisor, directors and their respective affiliates

3. Such other matters as may properly come before the meeting at the discretion of the proxy holders.

(01)	Marshall E. Blume (02) Trevor P. Bond
(03)	Elizabeth P. Munson (04) Richard J. Pinola
(05)	James D. Price

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS DIRECTED OR SPECIFIED. IF THIS PROXY IS EXECUTED BUT NO DIRECTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR THE NOMINATED DIRECTORS AND FOR THE CHARTER AMENDMENT. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR OR AGAINST ANY OTHER MATTERS THAT PROPERLY COME BEFORE THE MEETING AT THE DISCRETION OF THE PROXY HOLDER.

Please be sure to sign and date this Proxy in the box below. Date

SIGNATURE(S) MUST CORRESPOND EXACTLY WITH NAME(S) AS IMPRINTED HEREON. When signing in a representative capacity, please give the full title. When shares are held jointly, only one holder need sign.

Stockholder sign above Co-holder (if any) sign above

*** IF YOU WISH TO AUTHORIZE YOUR PROXY BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW ***

FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

AUTHORIZE YOUR PROXY BY TELEPHONE/INTERNET

QUICK * * * EASY * * * IMMEDIATE

Your telephone/Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Please have this card handy when you call. You will need it in front of you in order to complete the voting process.

AUTHORIZE YOUR PROXY BY PHONE: You will be asked to enter the CONTROL NUMBER (look below at right).

OPTION A: To vote as the Board of Directors recommends on the proposals, press 1.

Your vote will be confirmed.

OPTION B: If you choose to vote on the proposals on your own, press 2. You will hear these instructions:

To vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, press 2.

To vote FOR ALL NOMINEES EXCEPT for certain of the nominees, press 3 and listen to the instructions.

To vote FOR the charter amendment, press 4.

To vote AGAINST the charter amendment, press 5.

To ABSTAIN for the charter amendment, press 6 and listen to the instructions.

AUTHORIZE YOUR PROXY BY INTERNET: The web address is www.proxyvoting.com/wpc

You will be asked to enter the CONTROL NUMBER (look below at right).

If you authorize your proxy by telephone or internet, DO NOT mail back your proxy card.

Please note that the last vote received, whether by telephone, internet or by mail, will be the vote counted.

THANK YOU FOR VOTING

FOR TELEPHONE/

Call * * * Toll Free * * * On a Touch Tone Telephone INTERNET PROXY AUTHORIZATION:

1-800-690-6903—ANYTIME CONTROL NUMBER

There is NO CHARGE to you for this call

TELEPHONE/INTERNET PROXY AUTHORIZATION DEADLINE: 12 midnight-June     , 2012

REVOCABLE PROXY CORPORATE PROPERTY ASSOCIATES 16 – GLOBAL INCORPORATED

Proxy for Annual Meeting of Stockholders – June 20, 2012

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Corporate Property Associates 16 – Global Incorporated, a Maryland corporation (the “Company”), appoints Thomas E. Zacharias and Mark J. DeCesaris, and each of them, with full power of substitution, as proxy to attend the Annual Meeting of Stockholders of the Company to be held at Corporate Property Associates 16 – Global Incorporated’s executive offices, 50 Rockefeller Plaza, New York, New York 10020, on June 20, 2012, at 4:00 p.m., local time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR AUTHORIZE YOUR PROXY VIA THE INTERNET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)

FOLD AND DETACH HERE

CORPORATE PROPERTY ASSOCIATES 16 – GLOBAL INCORPORATED ANNUAL MEETING – JUNE 20, 2012

YOUR VOTE IS IMPORTANT!

You can authorize your proxy in one of three ways:

1. Call toll free 1-800-690-6903 on a Touch Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

or

2. Via the Internet at www.proxyvoting.com/wpc and follow the instructions.

or

3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE VOTE

Printed on recycled paper